EXHIBIT 10.3

AMENDMENT NO. 1 TO
SUBORDINATED LOAN AGREEMENT

This AMENDMENT NO. 1 dated as of October 30, 2015 (this “Amendment”) to that certain SUBORDINATED LOAN AGREEMENT (the “Agreement”) dated as of July 31, 2014, is made and entered into by and between Boardwalk Pipelines Holding Corp., a Delaware corporation (the “Lender”), and Boardwalk Pipelines, LP, a Delaware limited partnership (the “Borrower”).
Capitalized terms used in this Amendment which are defined in the Agreement shall have the meanings given to them therein.
WHEREAS, the Lender and the Borrower desire to amend the Agreement to extend the Availability Period from December 31, 2015 to December 31, 2016.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrower and the Lender agree as follows:
1. The definition of “Availability Period” contained in Section 1.1 of the Agreement is here by deleted in its entirety and replaced with the following:
“Availability Period” shall mean the period from the Closing Date through December 31, 2016.
2. This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic mail shall be as effective as delivery of a manually executed counterpart hereof.
3. Except as expressly provide in this Amendment, the Agreement shall be unmodified and shall remain in full force and effect.

[signature page follows]

EXHIBIT 10.3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BOARDWALK PIPELINES, LP, as Borrower
By: BOARDWALK OPERATING GP, LLC, its general partner By: BOARDWALK PIPELINE PARTNERS, LP, its managing member By: BOARDWALK GP, LP, its general partner By: BOARDWALK GP, LLC, its general partner
By:	____________________________________
Name:
Title:
BOARDWALK PIPELINES HOLDING CORP., as Lender
By:	____________________________________
Name:
Title: